UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 29, 2014

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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First Bancorp
INDEX

Page
Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers; Compensatory Arrangements of Certain Officers	3

Item 9.01 – Financial Statements and Exhibits	4

Signatures	4

Exhibit 10(a) Annual Incentive Plan	Exhibit

2

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Election of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On July 29, 2014, the Compensation Committee of First Bancorp (the “Registrant”) approved changes to the terms of its annual incentive plan (the “AIP”). The AIP is a performance-based incentive plan that includes specified employees of the Registrant, including each of its executive officers except for its Chief Executive Officer, who has a separate annual incentive plan. The primary change made to the AIP is to allow for payments earned under the plan to be made in cash, common stock of the Registrant, or a combination of stock and cash. The stock may have vesting conditions. Previously, the AIP only permitted cash payments.

A copy of the restated AIP is included as Exhibit 10(a) to this report.

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Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits. The Registrant’s Annual Incentive Plan is filed as Exhibit 10(a) to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Bancorp

August 1, 2014	By:	/s/ Richard H. Moore
Richard H. Moore
President and Chief Executive Officer

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Exhibit Index

Exhibit	Description
Number	of Exhibit

10(a)	Annual Incentive Plan

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